Maxim Money Market Portfolio
Ticker:  MXMXX
 (the “Portfolio”)

Summary Prospectus
May 1, 2010

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks.  You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information and most recent reports to shareholders, online at www.maximfunds.com/prospectus.html.  You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@maximfunds.com.  The current Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Portfolio shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), individual retirement accounts (“IRAs”), and qualified retirement plans and college savings programs.  This Summary Prospectus is not intended for use by other investors.  This Summary Prospectus should be read together with the prospectus or disclosure document for the variable insurance contract, IRA, qualified retirement plan, or college savings program.

Investment Objective
The Portfolio’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.  The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program.  If reflected, the expenses shown would be higher.  The expenses shown are for the fiscal year ended December 31, 2009.  Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.46%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.46%

Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program.  If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579

Principal Investment Strategies
As a money market fund, the Portfolio seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.  The Portfolio will invest in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

The Portfolio will invest in securities that are only denominated in U.S. Dollars and in securities with a weighted average maturity of less than 90 days.  Effective June 30, 2010, the Portfolio must maintain a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted average life to maturity of no more than 120 days.

The Portfolio will invest in high-quality, short-term debt securities.  These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation  (or unrated securities of comparable quality).

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Portfolio:

Possible Loss of Money - An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them.

Stable NAV Risk - The Portfolio may not be able to maintain an NAV per share of $1.00 at all times.  Shareholders of the Portfolio should not rely on or expect MCM or an affiliate to purchase distressed assets from the Portfolio, make capital infusions into the Portfolio, enter into capital support agreements with the Portfolio, or take other actions to help the Portfolio maintain a stable $1.00 share price.

Interest Rate Risk - The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk - A bond’s value can be affected by changes in its credit quality rating or its issuer’s financial conditions.  An issuer may default on its obligations to pay principal and/or interest.

U.S. Government Securities Risk - Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Lone Banks, are not issued or guaranteed by the U.S. Treasury.

Other Risks - When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years.  The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2000	1.55%
Worst Quarter	June 2009	0.00%

Average Annual Total Returns for Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Money Market Portfolio	0.01%	2.77%	2.67%

Yield
Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance.  The yield figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product.  If those charges were reflected, the performance shown would have been lower.

As of December 31, 2009, the Portfolio’s 7-day yield and its effective yield were:

7-Day Yield	Effective Yield
0.00%	0.00%

Investment Adviser
GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM")

Portfolio Manager
Catherine S. Tocher, CFA, Senior Vice President, Investments, MCM.  Ms. Tocher has managed the Portfolio since 2000.

Purchase and Sale of Portfolio Shares
Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners.  Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants.  Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through Great-West Life & Annuity Insurance Company.  Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares.  The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information
The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains.  Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions.  Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA.  Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs.  The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services.  These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract.  Payments to a broker-dealer and/or other financial intermediary may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.